312396 v.3 [6P1_03!.WPD]
      Exhibit 10.4

                             SHARE PLEDGE AGREEMENT



      SHARE PLEDGE AGREEMENT, dated as of September 28, 1999, made by Joel Arberman, having an address at 444 Bedford Street, Suite 8S, Stamford, Connecticut 06901 (the "Pledgor"), to Cakewalk LLC, having an office at 250 West 57th Street, New York, New York 10107 (the "Lender").


                              W I T N E S S E T H:


      WHEREAS, the Pledgor is the owner beneficially and of record of 3,390,000 shares of Common Stock, $.001 par value per share (the "Shares"), of the capital stock of CDbeat.com, Inc., a Delaware corporation (the "Company");

      WHEREAS, the Company is indebted to the Lender pursuant to the terms and provisions of a Note and Security Agreement (the "Note") of even date herewith;

      WHEREAS, the Pledgor has agreed to secure the Company's obligations to the Lender under the Note by making the pledge contemplated by this Agreement;

      NOW, THEREFORE, in consideration of the Lender's having made the loan evidenced by the Note and for other good and valuable consideration and the mutual covenants herein contained, the Pledgor and the Lender hereby agree as follows:

23. Pledge. The Pledgor hereby pledges to the Lender, and grants to the Lender a security interest in, the following (the "Pledged Collateral"):

(a) the Shares together with the certificates evidencing the same (collectively, the "Pledged Shares").

(b) all shares, securities, moneys or property representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares;

(c) all proceeds, products and accessions of and to any of the property of the Pledgor described in Paragraphs 1(a) and (b) above.

24. Security for Obligations. This Agreement secures the payment, performance and observance of all indebtedness, obligations, liabilities and agreements of any kind of the Company to Lender, now existing or hereafter arising, direct or indirect (including participation or any interest of Lender in obligations of the Company to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, and of all loan agreements, documents and instruments evidencing any of the foregoing obligations or under which any of the foregoing obligations may have been issued, created, assumed or guaranteed including without limitation, the Note (all of the foregoing being herein referred to collectively as the "Obligations").
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25. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. The Lender shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Lender or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Paragraph 6(a). In addition, the Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

26. Representations and Warranties. The Pledgor represents and warrants as follows:

(a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable and represent at least 74% of the issued and outstanding Shares of the Company.

(b) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance (collectively, "Lien") except for the security interest created by this Agreement.

(c) The pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

(d) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of the Agreement by the Pledgor or
(ii) for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

(e) Except for the Lender, no person or entity has any warrant, option, call or other right or interest to acquire any stock of the Company.

27. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, as may be necessary or desirable, or that the Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

28. Voting Rights; Dividends; Etc. (a) So long as no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:
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(i) The  Pledgor  shall be  entitled  to  exercise  any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that, the Pledgor shall not exercise or refrain from exercising any such right if, in the Lender's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

(ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral, provided, however, that any and all:

(1) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

(2) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(3) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,


shall be, and shall forthwith be delivered to the Lender to hold as, Pledged Collateral and, if received by the Pledgor, shall be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

(i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Paragraph 6(a)(i) and to receive the dividends payments which it would otherwise be authorized to receive and retain pursuant to Paragraph 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Lender, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividend payments.

(ii) All dividend payments which are received by the Pledgor contrary to the provisions of Paragraph 6(b)(i) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

29. Transfers and Other Liens. The Pledgor agrees that it will not, nor will it attempt in any manner to, (i) sell or otherwise dispose of any of the Pledged Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

30. Lender Appointed Attorney-in-Fact. The Pledgor hereby appoints the Lender the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement.
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31. Lender May Perform.  If the Pledgor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor under Paragraph 13.

32. Reasonable Care. In the event the Pledged Collateral is in the actual possession of the Lender, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) the taking or failure to take any action to preserve rights against any parties with respect to any Pledged Collateral.

33. Events of Default. An "Event of Default" shall exist if one or more of the following events (herein collectively called "Events of Default"), shall occur and be continuing:

(a) Any default shall have occurred under any present or future agreement between the Company and the Lender which default has not been cured within the applicable grace period specified therein, if any;

(b) Any default shall occur in the performance of any of the covenants or agreements of the Pledgor contained herein, or any other document or agreement to which the Pledgor is a party for the benefit of or with the Lender which default is not remedied within 30 days after the Pledgor becomes aware of or reasonably or should have become aware of such default whether through notice from the Lender or otherwise; or

(c) Any representation or warranty made under this Agreement or in any certificate or statement furnished or made to the Lender pursuant hereto or in connection herewith shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made.

34.   Remedies Upon Default.  (a)     If any uncured Event of Default shall
have occurred and be continuing:

(i) in addition to other rights and remedies provided for herein or otherwise available to it, the Lender, without notice except as specified below, may sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's offices or elsewhere, for cash and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Pledgor agrees that, to the extent notice to sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned; and
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(ii) any cash held by the Lender as  Pledged  Collateral  and all cash  proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral, in the discretion of the Lender, may be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Paragraph13) in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

(b) Borrower acknowledges and recognizes that Lender may be unable to effect a public sale of all or a part of the Pledged Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Borrower acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those of public sales, and agrees that such private sales will not necessarily be deemed not to have been made in a commercially reasonable manner solely by virtue of being a private sale for a price or on terms less favorable than a public sale, and that Lender has no obligation to delay sale of any Pledged Collateral to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as from time to time amended, even if the Company is willing to do so.

35. Expenses. Upon an Event of Default, as defined in the Note, the Pledgor will pay to the Lender upon demand the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Lender may incur in connection with (i) the preparation and administration of this Agreement or any amendment, or supplement thereto, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof or the waiver thereof.

36. Security Interest Absolute. All rights of the Lender and the security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)   any lack of validity or enforceability of the Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any instrument evidencing the Obligations;

(c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

(d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Obligations or the Pledgor in respect of this Agreement.
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37.  Amendments,  Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

38. Continuing Security Interest; Termination. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until the payment in full of the Obligations. Upon such termination, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

39.   Miscellaneous

(a) Notices, Etc. All notices and other communications provided for under this Agreement shall be in writing (including facsimile transmissions) and mailed, transmitted or delivered, if to Pledgor, at Pledgor's address indicated in Lender's records as of the date of such notice, and if to Lender, at its address specified above or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this paragraph. Except as otherwise provided in this Agreement, all such notices and communications shall be effective when delivered, on the date telecopied or deposited in the mails addressed as aforesaid, except that notices to Lender shall not be effective until received by Lender.

(b) No Waiver. No failure or delay on the part of Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

(c) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to conflicts of laws), except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Note, terms defined in
Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

(d) Entire Agreement. This Agreement as read with the Note represents the complete and entire agreement and understanding of the parties hereto with respect to the matters covered herein and supersede any and all previous written or oral negotiations, undertakings and commitments of any nature whatsoever.
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(e)  Successors and Assigns.  This Agreement  shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto provided, however, that the Pledgor shall not assign or transfer any of its rights hereunder without the prior written consent of the Lender.

(f) Further Assurances. Pledgor agrees to do such further acts and to execute and deliver to Lender such additional agreements, instruments and documents as Lender may reasonably require or deem advisable to effectuate the purposes of this Agreement, or to confirm to Lender its rights, powers and remedies under this Agreement.

(g) Headings. The headings herein are for convenience only and shall not limit or define the meaning of the provisions of this Agreement.

(h) Severability. The provisions of this Agreement are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

(i) Counterparts. This Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute an original.

(j) Jurisdiction; Service of Process. Pledgor agrees that in any action or proceeding brought on or in connection with this Agreement (i) the Supreme Court of the State of New York for the County of New York, or (in a case involving diversity of citizenship) the United States District Court of the Southern District of New York, shall have jurisdiction of any such action or proceeding,

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(ii) service of any summons and complaint or other process in any such action or proceeding may be made by Lender upon Pledgor by registered or certified mail directed to Pledgor at its address referenced in above, Pledgor is hereby waiving, personal service thereof, and (iii) within thirty (30) days after receipt of such mailing Pledgor shall appear or answer to any summons and complaint or other process, and should Pledgor fail to appear to answer within said thirty (30) day period, it shall be deemed in default and judgment may be entered by Lender against Pledgor for the amount as demanded in any summons or complaint or other process so served.

(k) WAIVER OF THE RIGHT TO TRIAL BY JURY. PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, LENDER, HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, IN ANY MANNER CONNECTED WITH THIS AGREEMENT OR ANY TRANSACTIONS HEREUNDER. NO OFFICER OF LENDER HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.


            IN WITNESS WHEREOF, the parties hereto have caused this Share Pledge Agreement to be executed on the date first above written




                                          /s/ Joel Arberman
                                          Joel Arberman



                                          CAKEWALK LLC

                                          By: /s/ Robert Miller
                                          Name: Robert Miller
                                          Title: President and CEO


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